bioAffinity Technologies, Inc.

License Agreement to Participate in the UTSA New Venture Incubator Program

This License Agreement ("License Agreement") is made this 15th day of June, 2015, ("Effective Date") by and between bioAffinity Technologies, Inc., a Delaware for-profit corporation, ("Licensee") and The University of Texas at San Antonio ("UTSA"), a member institution of The University of Texas System ("System"), located at One UTSA Circle, San Antonio, Texas 78249.

WHEREAS, UTSA's purpose is to: educate undergraduate and graduate students, post-doctoral fellows, and foster research and economic development for the greater San Antonio community; and

WHEREAS, UTSA has established a business incubator called the "New Venture Incubator" or "NVI" located in the Science Research Laboratories ("SRL") at the 1604 campus to foster research by assisting technology-based start-up businesses and entrepreneurs ("NVI Program"); and

WHEREAS, Licensee wishes to participate in the NVI Program and Licensee has previously submitted an application to UTSA and has been accepted as a member into the NVI Program;

NOW, THEREFORE, in consideration of the mutual covenants and premises stated herein, the parties agree as follows:

1. **License**: UTSA hereby grants to Licensee, and Licensee hereby accepts, a non-transferable right and revocable license for the temporary use of certain space located within the NVI as more fully identified in **Exhibit A** ("Premises") of the 1604 Campus as shown in **Exhibit B** ("Property"). In conjunction with the license granted to Licensee herein, UTSA agrees to make available to Licensee on an "as available" basis certain services and resources as listed in **Exhibit C** ("Program"). Licensee understands and agrees that the relationship of the parties hereunder with respect to the use of space within the NVI, and the use of services related thereto, is that of licensor and licensee, and not that of landlord and tenant.

2. **Term**: The term of this License Agreement shall be for 12 months, commencing on June, 15, 2015 ("Term"). Licensee may request extensions of the Term for up to an additional 24 months by providing written notice of said request to UTSA at least 30 days prior to the end of the Term. Any Term extensions granted by UTSA shall be subject to the terms and conditions of this License Agreement. Notwithstanding the foregoing, UTSA reserves the right to alter any fees or charges payable in connection with this License Agreement upon each extension of the Term.

3. **Equity:** N/A Exhibit D intentionally omitted.

4. **Payments:**

   4.1 Fees: As a portion of the consideration to Licensor for the License granted herein, Licensee shall pay the monthly license fee set forth in **Exhibit E** ("Monthly Fee") for participation in the NVI Program. In addition, Licensee shall pay fees for any additional services (as listed in **Exhibit C**) requested by Licensee and provided by UTSA ("Additional Fees"). The Monthly Fee shall be due and payable to UTSA in advance on or before the first day of each month during the Term. UTSA will invoice Licensee on a monthly basis for Additional Fees incurred the prior month. The invoiced amounts for Additional Fees will be due and payable by Licensee within 30 days. Exhibit C also lists "Additional Services" that will be paid directly to the appropriate UTSA department in the time and manner established by such department.

4.2 Deposit: Concurrent with execution of this License Agreement, Licensee shall pay to UTSA a security deposit as set forth in **Exhibit E** ("Deposit"). UTSA will hold the Deposit as security for the full, faithful and punctual performance by Licensee of its obligations as described in this License Agreement. UTSA shall not be required to keep the Deposit separate from its general funds and Licensee shall not be entitled to interest on the Deposit. If, during the Term, Licensee requests and is granted additional space in the NVI, an additional Deposit may be required. Deposits may be refunded at the end of Term, in accordance with Paragraph 6.8 of this License Agreement.

4.3 Late Payment: If any amount due to UTSA is not paid within 15 calendar days of the date on which it is due, a 5% late fee will be assessed on the outstanding balance.

4.4 Payment Information: Any payment required by this License Agreement must be made payable to UTSA and sent to:

UTSA Office of Commercialization and Innovation
c/o Neal A. Guentzel
One UTSA Circle, PNB 2.130H
San Antonio Texas, 78249
Phone: 210-458-4458
Fax: 210-458-5193

5. Licensed Premises:

5.1 Laws, Statutes, Etc.: Licensee shall comply with all applicable federal, state and local laws, ordinances, codes, rules, permits, licensing conditions and regulations, including any amendments thereto, in its use of the Property and Premises, including, but not limited to (i) those regarding the handling, release and disposal of hazardous or infectious substances ("Hazardous Materials"); and (ii) obtaining any and all licenses, permits, insurance and government approvals necessary to the operation of its business and providing copies of such to UTSA. In addition, Licensee shall comply with the rules and regulations of the Property and Premises as set forth in **Exhibit F.**

5.2 Environmental Health and Safety and Institutional Boards: Licensee shall consult and cooperate with UTSA's Environmental, Health and Safety Office ("EH&S) and institutional boards in formulating safety procedures and protocols (collectively, "Safety Protocols") for Licensee's handling of Hazardous Materials and/or testing of animal or human subjects in the Premises. Licensee must obtain the written consent of UTSA for such Safety Protocols prior to introducing Hazardous Materials into the Premises or testing animal or human subjects, as applicable. UTSA may, in its reasonable discretion, require such modifications or amendments to Licensee's Safety Protocols as UTSA deems reasonably necessary for the safety of persons and property within the NVI and Premises. Licensee agrees to cooperate with inspections of the Premises by representatives of UTSA's EH&S to verify Licensee's compliance with Licensee's obligations under this License Agreement. Upon receipt of written notification of a safety or environmental concern from UTSA, Licensee agrees to immediately address such concern to UTSA's sole satisfaction. Licensee understands that UTSA reserves the right to restrict Licensee's use of Hazardous Materials in the Premises.

5.3 Badges: Access to Premises will be provided for each employee of Licensee in the form of a UTSA-issued identification badge ("ID Photo Badge"). In addition, UTSA will provide Licensee with two keys or card access for each lockable door within the Premises. Licensee shall be responsible for the full cost of replacement for any lost or stolen keys or ID Photo Badges.

5.4 **Access:** UTSA may enter Premises, at reasonable times, for inspection, maintenance, or repair, or for any other reason it deems necessary. Licensee shall be notified before entry into Premises for reasons other than normal maintenance and inspection. In the event of an emergency, however, such notice will be given at the first reasonable opportunity, which may be after entry by UTSA personnel.

5.5 **Reassignment of Premises:** UTSA reserves the right to change the assigned Premises. However, UTSA agrees not to change the Premises unless and until an equivalent space, equipped with amenities and utilities comparable to the existing Premises, is available and ready for immediate occupancy. UTSA reserves the right at all times to control the Premises and to enforce all applicable necessary laws, rules and regulations without obligation or assumption of any responsibility to do so. Licensee will pay its costs of moving.

5.6 **Sub-Occupancy:** Licensee may not allow another person, company or organization that is not an employee of Licensee to occupy or use all or part of the Premises without the prior written consent of UTSA.

5.7 **Maintenance:** Prior to Licensee's occupancy of the Premises, a joint survey of the Premises, indicating its condition, shall be made by representatives of both Licensee and UTSA. The written report of said survey ("Premises Survey") shall be deemed included as part of **Exhibit A** upon completion. Licensee shall maintain the Premises in the same or better condition indicated in the Premises Survey, to the satisfaction of UTSA, normal wear and tear excepted.

5.8 **Permitted Use:** UTSA reserves the right to approve or deny at its sole discretion any use of the Premises by Licensee that does not conform to Licensee's action plan ("Action Plan") and milestones ("Milestones") set forth in **Exhibit G.**

5.9 **Interruption of Use:** UTSA shall not be responsible to Licensee for any inconvenience, interruption or disruption of any kind or nature suffered by Licensee in its use of the Premises; provided, however, that to the extent that Licensee's use of the Premises is materially disrupted or interfered with for any reason or circumstance not attributable to the negligent or willful acts and omissions of Licensee, Licensee's Monthly Fee shall be equitably reduced or abated during such periods.

6. Termination:

6.1 **By UTSA:** UTSA may immediately terminate this License Agreement if UTSA determines in its sole discretion that: (a) (i) Licensee fails to cooperate with NVI Program representatives; (ii) Licensee fails to cooperate with UTSA EH&S or institutional boards, (iii) the conduct or activities of Licensee's employees, representatives or invitees materially and adversely affects the ability of other NVI Program companies to carry on their businesses, or (iv) Licensee fails, in UTSA's judgment, to progress in accordance with its Action Plans or to achieve Milestones; and (b) in any of the foregoing events, Licensee fails to remedy such matters within 30 days of receipt of written notice thereof from UTSA. UTSA may immediately terminate this License Agreement if Licensee defaults on its obligations to make any monetary payments due to UTSA hereunder and fails to remedy the default within 10 days of receipt of written notice from UTSA.

6.2 **By Licensee:** Licensee may terminate this License Agreement without cause upon 30 days prior written notice to UTSA.

6.3 **Mutual Agreement:** This License Agreement may be terminated at any time by mutual written agreement between UTSA and Licensee.

6.4 Vacating Premises: Licensee shall vacate the Premises within 5 business days of the date of termination of this License Agreement or expiration of the Term ("Termination Date") and shall surrender to UTSA at that time any and all issued keys and ID Photo Badges. Licensee agrees to pay for any unreturned keys and/or ID Photo Badges within 30 days of receipt of invoice from UTSA.

6.5 Abandoned Property: Licensee hereby agrees that UTSA, in its sole discretion, may dispose of any property still remaining upon the Property or Premises after five business days following the Termination Date ("Abandoned Property"). Licensee further agrees that UTSA has no obligation to Licensee for, or any liability in connection with, the disposition of Abandoned Property. Licensee agrees to pay any costs that UTSA incurs as a result of the disposition of Abandoned Property within 30 days of receipt of an invoice from UTSA.

6.6 Condition of Premises: Within five days of the Termination Date, a final survey of the Premises ("Final Survey") shall be made by representatives of both parties and any damages to the Premises revealed by the comparison of the Premises Survey and the Final Survey shall be noted. Licensee agrees to pay for any costs to repair such noted damages within 30 days of receipt of an invoice from UTSA.

6.7 Hazardous Substances: Within five days following the Termination Date, Licensee shall ensure that the Premises are free from the presence and contamination of any hazardous substances. Licensee agrees to assume all costs associated with the decontamination and disposal of any hazardous substances still present upon Licensee's surrender of the Premises; Licensee shall be invoiced for these costs and all invoices shall be payable to UTSA within 30 days of receipt by Licensee.

6.8 Return of Deposit: If Licensee is in compliance with all of its obligations under this License Agreement upon the Termination Date, then the Deposit shall be refunded to Licensee; provided, however, that if at any time Licensee fails to fully, faithfully and punctually fulfill any of its obligations under this License Agreement, then UTSA may apply any part or the whole of the Deposit to the damages suffered or the costs incurred by UTSA because of such failure to perform by Licensee. UTSA shall in no way be precluded from recovering, in addition to said Deposit, any other damages or expenses that UTSA may suffer by reason of any violation by Licensee of its obligations herein.

6.9 Exit Interview and Reports: Upon UTSA's request, Licensee agrees to (i) perform an exit interview with UTSA within 5 business days of the Termination Date and (ii) provide UTSA with Licensee's yearly financial, sales, and employment information for a period of five years after the Termination Date, each such report being due on or before the anniversary of the Termination Date.

6.10 Hold Over: For each day that Licensee continues to occupy the Premises beyond the Termination Date, Licensee shall be liable for 10% of its Monthly Fee. Licensee shall also be liable for all court costs, legal fees and expenses of suit incurred by UTSA in recovering possession of the Premises from Licensee. Licensee shall be invoiced for these costs and all invoices shall be payable to UTSA within 30 days of receipt by Licensee.

6.11 Survival: Nothing herein will be construed to release either party of any obligation matured prior to the Termination Date. The provisions of Sections 6, 8, 9 and 12 shall survive the termination or expiration of this License Agreement.

7. **Insurance**: Licensee shall obtain and maintain at its expense, continuously throughout Term, insurance against loss or liability in connection with bodily injury, death, property damage or destruction, occurring within the Premises or Property or arising out of the use of the Premises or Property by Licensee or its agents, employees, officers, invitees, visitors, and guests, under one or more policies of comprehensive general liability insurance or its equivalent, having such limits as are reasonably required by UTSA, but in

any event not less than a minimum coverage of one million dollars ($1,000,000) for bodily injury to, or death of, any one person during any one occurrence; one million dollars for bodily injury to, or death of, all persons in any one occurrence; and one million dollars for property damage or destruction during any one occurrence.

UTSA and System shall be listed as "additional insured" on all insurance policies required of Licensee hereunder. Each such policy of insurance shall contain a provision to the effect that it cannot be canceled, reduced in amount, or materially altered as to terms, except upon 30 days' prior written notice to all additional insureds. UTSA shall be furnished with 2 copies of said policy or certificate of insurance not less than 5 business days prior to the commencement of the Term.

8. **Liability**: If for any reason UTSA cannot provide Licensee with services stipulated under this License Agreement, UTSA's liability for such failure is limited to crediting or returning to Licensee a fair proportion of the relevant fee for the services for which Licensee has paid but that were not provided. UTSA shall not be liable for any injury, damage or loss to person, equipment, facilities, or property occurring on or about the Premises or the Property caused by Licensee, its officers, agents, employees, or visitors. IN NO EVENT SHALL UTSA, SYSTEM, AND THEIR RESPECTIVE MEMBER INSTITUTIONS, REGENTS, OFFICERS, EMPLOYEES, STUDENTS, AGENTS OR AFFILIATED ENTERPRISES, JOINTLY OR SEVERALLY, BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THIS LICENSE AGREEMENT, REGARDLESS OF WHETHER ANY SUCH PARTY KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES. OTHER THAN FOR CLAIMS AGAINST LICENSEE FOR INDEMNIFICATION (SECTION 9) OR FOR MISUSE OR MISAPPROPRIATION, LICENSEE WILL NOT BE LIABLE TO LICENSOR FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THIS LICENSE AGREEMENT, REGARDLESS OF WHETHER LICENSEE KNOWS OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. Licensee agrees to waive all rights of recovery against UTSA, or any party affiliated with UTSA, jointly and severally, and/or against or with respect to any assets of UTSA.

9. **Indemnification**: LICENSEE SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS UTSA, SYSTEM, AND THEIR REGENTS, OFFICERS, AGENTS, EMPLOYEES, STUDENTS, AGENTS, AND AFFILIATED ENTERPRISES FROM ANY AND ALL LOSSES, EXPENSES, DEMANDS, ACTIONS, SUITS, CLAIMS OR LIABILITIES OF WHATSOEVER NATURE RESULTING FROM ANY INJURY OR DEATH TO ANY PERSON OR ANY PROPERTY DAMAGE ARISING OUT OF LICENSEE'S ACTIVITIES UNDER THIS LICENSE AGREEMENT, USE OR OCCUPANCY OF THE PREMISES AND PROPERTY, AND/OR AFFILIATION OR CONNECTION WITH UTSA.

10. **Assignment**: Licensee shall not assign this License Agreement, either in whole, or in part, to any other person(s) without the prior written consent of UTSA. A change in control of Licensee shall constitute an assignment.

11. **Review of Status**: At the request of UTSA, but not more frequently than every 3 months, Licensee agrees to review its current business status with a NVI Program representative. Licensee's progress will be evaluated in relation to its Action Plan and Milestones.

12. **Use of Name**: Licensee will cooperate fully with UTSA to publicize Licensee's participation in the NVI Program. However, Licensee may not use the name of UTSA, NVI, or System without express written consent from UTSA and/or System except as required by governmental law, rule or regulation. Consent should be requested in writing at least 5 business days in advance and sent to:

UTSA Office of Commercialization and Innovation
c/o Neal A. Guentzel
One UTSA Circle, PNB 2.130H
San Antonio Texas, 78249
Phone: 210-458-4458
Fax: 210-458-5193

13. **Relationship**: Nothing contained in this License Agreement shall create any partnership or joint venture between the parties. Neither party may pledge the credit of the other nor make any binding commitment on the part of the other.

14. **Notices**: Any notice, required by this License Agreement must be given by email, or facsimile transmission confirmed by personal delivery (including delivery by reputable messenger services such as Federal Express) or by prepaid, first class, certified mail, return receipt requested, addressed in the case of UTSA to:

UTSA Office of Commercialization and Innovation
c/o Neal A. Guentzel
One UTSA Circle, PNB 2.130H
San Antonio Texas, 78249
Email: neal.guentzel2@utsa.edu
Phone: 210-458-4458
Fax: 210-458-5193

Or in the case of Licensee to:

Maria Zannes
10422 Huebner Road #2502
San Antonio, Texas, 78240
Email: mz@bioaffinitytech.com
Phone: 210-698-5334
Cell: 505-400-9747

Other addresses as may be given from time to time under the terms of this notice provision.

15. **Governance**: This License Agreement will be construed and enforced in accordance with the laws of the United States of America and the State of Texas. The Texas state courts of Bexar County, Texas (or, if there is exclusive federal jurisdiction, the United States District Court for the Western District of Texas) shall have exclusive jurisdiction and venue over any dispute arising out of this License Agreement, and Licensee hereby consents to the jurisdiction of such courts.

16. **General Provisions:**

16.1 Counterparts: This License Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties to this License Agreement may execute the License Agreement by signing any of the counterparts.

16.2 Authority: Any person executing this License Agreement expressly warrants that he/she is the authorized representative of the party for which he/she has signed and has the power and authority to bind such party to this License Agreement.

16.3 <u>Public Information Act</u>: Licensee acknowledges that UTSA and System are subject to the Texas Public Information Act, Tex Gov't Code Ann. §§552.001-552.353 (Vernon's 1994).

16.4 <u>Information</u>: UTSA will use reasonable efforts to prevent the dissemination of any confidential proprietary information related to work of Licensee unless authorized to do so by Licensee or required to do so under applicable law. UTSA, however, shall have the right to disclose Licensee's activities in a generalized manner.

16.5 <u>No Waiver</u>: Failure to enforce a right under this License Agreement will not act as a waiver of that right or the ability to later assert that right relative to the particular situation involved.

16.6 <u>Enforceability</u>: If any part of this License Agreement is for any reason found to be unenforceable, all other parts nevertheless remain enforceable.

16.7 <u>Force Majeure</u>: Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this License Agreement for failure or delay in fulfilling or performing any term of this License Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including, without limitation, fire, floods, earthquakes, natural disasters, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority; provided, however, that the foregoing shall not be applicable to the monetary payment obligations of a party hereunder.

16.8 <u>Entirety and Amendments</u>: This License Agreement constitutes the sole and only agreement of the parties to the matters addressed herein and supersedes any prior understandings or written or oral agreements between the parties concerning the subject matter hereof. This License Agreement may be amended or supplemented only by an agreement in writing signed by the parties hereto.

IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed by their duly authorized representatives.

UTSA New Venture Incubator

By ______________________

Cory R. A. Hallam, Ph.D.
Chief Commercialization Officer
University of Texas at San Antonio

Date July 7/15

LICENSEE

By ______________________

Maria Zannes
Chief Executive Officer
bioAffinity Technologies, Inc.

Date July 1, 2015

SECOND AMENDMENT
TO
LICENSE AGREEMENT TO PARTICIPATE IN THE UTSA NEW VENTURE INCUBATOR PROGRAM BETWEEN UTSA AND BIOAFFINITY TECHNOLOGIES INC.

This **Second Amendment to License Agreement to Participate in the UTSA New Venture Incubator Program** (**"Amendment"**) is dated effective as of **September 1st, 2016 ("Effective Date")**, and is entered into by and between **The University of Texas at San Antonio** ("**UTSA**"), an agency and institution of higher education authorized under the laws of the State of Texas, and **bioAffinity Technologies, Inc. ("Licensee")**.

UTSA and Licensee entered into that certain **License Agreement to Participate in the UTSA New Venture Incubator Program ("Agreement")** dated effective **June 15th, 2015.**

UTSA and Licensee now desire to amend the terms of the Agreement as more particularly set forth below:

1. **EXHIBIT A, attached to the Agreement** is hereby amended and restated in its entirety and shall hereafter be and read as provided in the **FIRST AMENDED AND RESTATED EXHIBIT A,** attached to this Amendment and incorporated for all purposes.

2. **EXHIBIT E, attached to the Agreement** is hereby amended and restated in its entirety and shall hereafter be and read as provided in the **FIRST AMENDED AND RESTATED EXHIBIT E,** attached to this Amendment and incorporated for all purposes.

3. Except as provided in this Amendment, all terms used in this Amendment that are not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

4. This Amendment embodies the entire agreement between UTSA and Licensee with respect to the amendment of the Agreement. In the event of any conflict or inconsistency between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall control and govern.

5. Except as specifically modified and amended herein, all of the terms, provisions, requirements and specifications contained in the Agreement remain in full force and effect. Except as otherwise expressly provided herein, the parties do not intend to, and the execution of this Amendment shall not, in any manner impair the Agreement, the purpose of this Amendment being simply to amend and ratify the Agreement, as hereby amended and ratified, and to confirm and carry forward the Agreement, as hereby amended, in full force and effect.

6. THIS AMENDMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, UTSA and Licensee have executed and delivered this Amendment effective as of the Effective Date.

UTSA

UTSA New Venture Incubator

By______________________________
Cory R.A. Hallam, Ph.D.
Chief Commercialization Officer
The University of Texas at San Antonio

Date Sept. 29/16

LICENSEE

By______________________________
Maria Zannes
Chief Executive Officer,
bioAffinity Technologies, Inc.

Date ~~Oct~~ Sept 28, 2016

THIRD AMENDMENT
TO
LICENSE AGREEMENT TO PARTICIPATE IN THE UTSA NEW VENTURE INCUBATOR PROGRAM BETWEEN UTSA AND BIOAFFINITY TECHNOLOGIES INC.

This **Third Amendment** to **License Agreement to Participate in the UTSA New Venture Incubator Program** ("**Amendment**") is dated effective as of **December 13th, 2018** ("**Effective Date**"), and is entered into by and between **The University of Texas at San Antonio** ("**UTSA**"), an agency and institution of higher education authorized under the laws of the State of Texas, and **bioAffinity Technologies, Inc.** ("**Licensee**").

UTSA and Licensee entered into that certain **License Agreement to Participate in the UTSA New Venture Incubator Program ("Agreement")** dated effective **June 15th, 2015.**

UTSA and Licensee now desire to amend the terms of the Agreement as more particularly set forth below:

1. **Section 2. Term:** of the Agreement is hereby amended and restated in its entirety and shall hereafter read as: "The term of this License Agreement shall be for 12 months, commencing on June, 15, 2015 ("Term"). Licensee may request extensions of the Term in 12 month increments by providing written notice of said request to UTSA. Any Term extensions granted by UTSA shall be subject to the terms and conditions of this License Agreement. Notwithstanding the foregoing, UTSA reserves the right to alter any fees or charges payable in connection with this License Agreement upon each extension of the Term.

2. **EXHIBIT E, attached to the Agreement** is hereby amended and restated in its entirety and shall hereafter be and read as provided in the **SECOND AMENDED AND RESTATED EXHIBIT E,** attached to this Amendment and incorporated for all purposes.

3. Except as provided in this Amendment, all terms used in this Amendment that are not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

4. This Amendment embodies the entire agreement between UTSA and Licensee with respect to the amendment of the Agreement. In the event of any conflict or inconsistency between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall control and govern.

5. Except as specifically modified and amended herein, all of the terms, provisions, requirements and specifications contained in the Agreement remain in full force and effect. Except as otherwise expressly provided herein, the parties do not intend to, and the execution of this Amendment shall not, in any manner impair the Agreement, the purpose of this Amendment being simply to amend and ratify the Agreement, as hereby amended and ratified, and to confirm and carry forward the Agreement, as hereby amended, in full force and effect.

6. THIS AMENDMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, UTSA and Licensee have executed and delivered this Amendment effective as of the Effective Date.

UTSA

UTSA New Venture Incubator

By [signature]

Michelle Stevenson, Ph.D.
Associate VP for Research Administration
The University of Texas at San Antonio

Date December 14, 2018

LICENSEE

By [signature]

Maria Zannes
Chief Executive Officer,
bioAffinity Technologies, Inc.

Date December 14, 2018

SECOND AMENDED AND RESTATED EXHIBIT E
to
bioAffinity Technologies, Inc.. License Agreement to Participate in the UTSA New Venture Incubator Program

Payments

1. Deposit:
The security deposit, which must be paid on or before June 15, 2015 is $1200.

2. Monthly Fee:

2.1 Beginning on January 1, 2019 and hereafter during the Term of the License Agreement, Licensee shall pay the Monthly Fee, as set forth below, on or before the first day of each month.

2.2 Monthly Fee: $ 3081.25.

2.3 The Monthly Fee is calculated by $1.50 per square foot (psf) per month times 193 square feet = $289/month, based on a standard rate of $18.00 psf per year for SRL 1.410 and 1.412, and $2.25 per square foot (psf) per month times 1241 square feet = $2792.25/month, based on a standard rate of $27.00 psf per year for SRL 1.424 and 1.402.

2.4 The Licensee may request an increase in square footage, based on NVI availability, with a written request to UTSA and an appropriate increase in monthly payments.

3. Additional Fees:

Licensee will also pay for additional fees, if any, that it incurs in the prior month as provided in Section 4.1 of the License Agreement.

bioAffinity TECHNOLOGIES

22211 West I-10, Suite 1206
San Antonio, Texas 78257

P (210) 698-5334
www.bioaffinitytech.com

January 13, 2020

Christine Burke, Ph.D., MBA
Director, Commercialization & Technology Transfer
The Office of Commercialization and Innovation
The University of Texas at San Antonio
Office of the Vice President for Research, Economic Development and Knowledge Enterprise
Graduate School and Research Building (GSR) 2.130K
One UTSA Circle
San Antonio, TX 78249-3209

Dear Dr. Burke:

In accordance with the License Agreement to Participate in the UTSA New Venture Incubator Program ("Agreement") dated effective June 15th, 2015 by and between UTSA and bioAffinity Technologies, Inc., and Amendments thereto, the most recent being the Third Amendment dated December 13, 2018, I hereby request an extension of Term for an additional 12 months from this date. This request is in accordance with Section 2. "Term" as stated in the Third Amendment executed by the Parties.

We are proud to be part of the UTSA family.

Sincerely,

Maria Zannes
President & Chief Executive Officer

bioAffinity TECHNOLOGIES

22211 West I-10, Suite 1206
San Antonio, Texas 78257

P (210) 698-5334
www.bioaffinitytech.com

April 12, 2021

Christine Burke, Ph.D., MBA
Director, Commercialization & Technology Transfer
The Office of Commercialization and Innovation
The University of Texas at San Antonio
Office of the Vice President for Research, Economic Development and Knowledge Enterprise
Graduate School and Research Building (GSR) 2.130K
One UTSA Circle
San Antonio, TX 78249-3209

Dear Dr. Burke:

In accordance with the License Agreement to Participate in the UTSA New Venture Incubator Program ("Agreement") dated effective June 15th, 2015 by and between UTSA and bioAffinity Technologies, Inc., and Amendments thereto, the most recent being the Third Amendment dated December 13, 2018, I hereby request an extension of Term for an additional 12 months from this date. This request is in accordance with Section 2. "Term" as stated in the Third Amendment executed by the Parties.

We are proud to be part of the UTSA family.

Sincerely,

Maria Zannes

Maria Zannes
President & Chief Executive Officer

bioAffinity TECHNOLOGIES

22211 West I-10, Suite 1206
San Antonio, Texas 78257

P (210) 698-5334
www.bioaffinitytech.com

February 22, 2022

Christine Burke, Ph.D., MBA
Director, Commercialization & Technology Transfer
The Office of Commercialization and Innovation
The University of Texas at San Antonio
Office of the Vice President for Research, Economic Development and Knowledge Enterprise
Graduate School and Research Building (GSR) 2.130K
One UTSA Circle
San Antonio, TX 78249-3209

Dear Dr. Burke:

In accordance with the License Agreement to Participate in the UTSA New Venture Incubator Program ("Agreement") dated effective June 15th, 2015 by and between UTSA and bioAffinity Technologies, Inc., and Amendments thereto, the most recent being the Third Amendment dated December 13, 2018, I hereby request an extension of Term for an additional 12 months from this date of February 22, 2022. This request is in accordance with Section 2. "Term" as stated in the Third Amendment executed by the Parties.

We are very proud to be part of the UTSA family.

Sincerely,

Maria Zannes

Maria Zannes
President & Chief Executive Officer